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                                                            EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-99724, 33-87432, 33-50244, 33-93198, 333-11913 and 333-30179.



                                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 27, 1998